SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): March 5, 1998




                       ACTION PERFORMANCE COMPANIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



           ARIZONA                      1-11866                 86-0704792
------------------------------    ---------------------    ---------------------
       (State or other            (Commission File No.)    (IRS Employer ID No.)
jurisdiction of incorporation)



                  4707 E. Baseline Road, Phoenix, Arizona 85040
                  ---------------------------------------------
               (Address of principal executive office) (Zip Code)



       Registrant's telephone number, including area code: (602) 337-3700
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Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

               (a)  Financial Statements.

                    Not applicable.

               (b)  Pro Forma Financial Information.

                    Not applicable.

               (c)  Exhibits.

                    Exhibit 99. Press Release dated March 5, 1998 filed pursuant to Rule 135(c) under the Securities Act of 1933, as amended.
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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 9, 1998                      ACTION PERFORMANCE COMPANIES, INC.



                                   By:/s/ Christopher S. Besing
                                      -----------------------------------------
                                      Christopher S. Besing
                                      Vice President and Chief Financial Officer
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